Selling, general and administrative expenses	12 Months Ended
Jun. 30, 2026
Selling, general and administrative expenses
Selling, general and administrative expenses

8.    Selling, general and administrative expenses

Selling, general and administrative expenses include all personnel costs for LuxExperience Group, IT expenses, costs associated with the distribution centers, and other overhead costs. Selling, general and administrative expenses consist of the following:

	Year ended June 30,
(in € thousands)	2024	2025	2026
Personnel-related expenses	(126,366)	(173,824)	(399,632)
Rental and other facility-related expenses	(5,934)	(13,918)	(47,616)
IT expenses	(8,409)	(27,973)	(96,745)
Insurances and fees	(1,901)	(2,945)	(7,730)
Travel costs	(3,501)	(5,859)	(9,038)
Consulting and other services	(6,815)	(46,070)	(31,843)
Other	(6,366)	(7,503)	(12,320)
Total Selling, general and administrative expenses	(159,292)	(278,092)	(604,922)

The total selling, general and administrative (SG&A) expenses increased by €326.8 million from €278.1 million in fiscal year ended June 30, 2025 to €604.9 million in fiscal year ended June 30, 2026. The increase is primarily attributed to the acquisition of YNAP and the associated expenses, including consulting, legal, and accounting advisory fees. Share-based compensation expenses amounted to €19.7 million, €14.3 million and €18.5 million for the fiscal years ended June 30, 2026, 2025 and 2024, respectively.

Certain comparative amounts for the fiscal years ended June 30, 2025 and 2024 have been reclassified within selling, general and administrative expenses to conform to the current-year presentation. Amounts previously presented as “Other transaction-related, certain legal & other expenses” have been reclassified to the respective expense categories based on the nature of the underlying expenses. The reclassifications had no impact on total selling, general and administrative expenses.